MASTER LICENSE AGREEMENT

THIS AGREEMENT made as of the 7th day of October, 1999


B E T W E E N :

               WINNING GAMES INC., a
               company incorporated under
               the laws of the State of
               Illinois (hereinafter
               called "Winning")

                                                OF THE FIRST PART

               - and -

               PACCANUS INC., a company
               incorporated under the laws
               of the Province of Ontario
               (hereinafter called
               "PacCanUs")

                                               OF THE SECOND PART

               -and-

               P.E.S.T. CREATIVE GAMING
               CORPORATION, a company
               incorporated under the laws
               of the Province of Ontario
               (hereinafter called "PEST")

                                                OF THE THIRD PART

               -and-

               RACINGO INVESTMENTS LTD., a
               company incorporated  under
               the  laws  of the State  of
               Delaware      (hereinafter,
               called the "Licensee")

                                               OF THE FOURTH PART

     WHEREAS  Winning is the registered owner of the U.S. RACINGO
Rights and RACINGO Patent;

     AND  WHEREAS  PEST is the registered owner of  the  Canadian
RACINGO Rights, World RACINGO Rights and Copyright Assets;

     AND WHEREAS PacCanUs has a fifty (50%) percent beneficial interest in the Canadian RACINGO Rights, World RACINGO Rights and
Copyright Assets;

     AND WHEREAS Winning, PEST and PacCanUs wish to grant an exclusive license to the Licensee and the Licensee wishes to acquire an exclusive license, to use, utilize, develop, advertise, market, promote, sell, distribute and exploit in any way, the RACINGO Patent, U.S. RACINGO Rights, Canadian RACINGO Rights, World RACINGO Rights, Copyright Assets and the Documentation;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and Agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree each with the other as follows:

1. Definitions

In this Agreement :

(a)  "Agreement"   means  this  Agreement  and   any   instrument
     supplemental or ancillary to it;

(b) "Ancillary Agreements" means all documents, agreements, certificates and instruments to be executed or delivered by any Person under this Agreement including the Unanimous
     Shareholders Agreement;

(c)  "Authorized   Representatives"  means   employees,   agents,
     counsel, accountants and other representatives authorized to act on behalf of a party hereto or the Licensee;

(d) "Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario, or federal holiday in the United States of America;

(e) "Canadian RACINGO Rights" means all the right, title and interest and all goodwill in the Canadian trademark RACINGO (the subject of an application by PEST to register the trademark, application number 767,826), the Canadian trademark SUPER RACINGO (the subject of an application by PEST to register the trademark, application number 767,827), the Canadian trademark RACINGO HORSHOE DESIGN (the subject of an application by PEST to register the trademark, application number 856,030), the Canadian trademark RACINGO GOIN' BIG TIME (the subject of an application by PEST to register the trademark, application number 856,029), and the Canadian trademark SULKY DESIGN (the subject of an application by PEST to register the trademark, application number 767,828) and any and all other right, title and interest and all goodwill in RACINGO in the territory of Canada, and any respective Documentation;

(f) "Claims" means claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees;

(g) "Copyright Assets" means the copyright assets more fully identified in Schedule "A" hereto, and the respective
     Documentation;

(h) "Documentation" means all documentation relating to the RACINGO Patent, U.S. RACINGO Rights, Canadian RACINGO Rights, World RACINGO Rights, RACINGO Trademarks and Copyright Assets, respectively, including but not limited to all technical documentation, system designs and specifications, flow charts, record and file layouts, memoranda, correspondence and other such documentation containing or relating to the design or structure of the RACINGO Patent, U.S. RACINGO Rights, Canadian RACINGO Rights, World RACINGO Rights, RACINGO Trademarks or Copyright Assets, respectively, and any other type of information or material, (in whatever form, whether human or machine readable, and in whatever media, existing) relating to the RACINGO Patent, U.S. RACINGO Rights, Canadian RACINGO Rights, World RACINGO Rights or Copyright Assets, respectively, that was prepared by or for Winning, PEST or PacCanUs (as the case may be);

(i)  "Dollars" shall mean United States dollars;

(j)  "Governmental  Authorities" means any  applicable  Canadian,
     American or non-Canadian and non-American, federal, provincial, state and municipal agency, ministry, crown corporation, department, inspector and official;

(k)  "Licensed  Assets"  means and includes the  RACINGO  Patent,
     U.S.  RACINGO Rights, Canadian RACINGO Rights, World RACINGO
     Rights, RACINGO Trademarks, Copyright Assets, and the relevant
     Documentation;

(l)  "Licensors" means Winning, PEST and PacCanUs, collectively;

(m) "Parties" means the parties to the Agreement and "Party" means any one of them;

(n)  "Patent  and  Trademark  Developers"  means  the  true   and
     complete list of all persons set forth in Schedule "B" hereto who either alone or in concert with others, developed, invented, discovered, derived, designed, modified, corrected or maintained the RACINGO Patent and/or the U.S. RACINGO Rights, and their respective Documentation;

(o)  "Permits"  means  authorizations,  registrations,   permits,
     approvals or licenses that can be issued or granted by Governmental Authorities;

(p)  "Person"  means an individual, body corporate,  partnership,
     trustee,   trust,   unincorporated  association,   executor,
     administrator or legal representative;

(q) "RACINGO" means the pari-mutuel bingo-type wager game and lottery identified by the RACINGO Trademarks, the Copyright Assets, and all associated know-how, intellectual property and other materials utilized in the execution of the RACINGO game as held by the Licensors, including the RACINGO Patent, the RACINGO Trademarks, and the RACINGO game developed by PEST that was test marketed in Connecticut, the rules and regulations of which are appended hereto as Schedule "C";

(r)  "RACINGO   Patent"  means  the  United  States  Patent   No.
     5,518,239 dated May 21, 1996, regarding a lottery racing sweepstake issued to William H. Johnston and owned by Winning;

(s) "RACINGO Trademarks" means the trademark RACINGO owned by Winning in the United States and the subject of its application to register the trademark, Application No. 75/331,278; and the Canadian trademark RACINGO (the subject of an application by PEST to register the trademark, application number 767,826), the Canadian trademark SUPER RACINGO (the subject of an application by PEST to register the trademark, application number 767,827), the Canadian trademark RACINGO HORSHOE DESIGN (the subject of an application by PEST to register the trademark, application number 856,030), the Canadian trademark RACINGO GOIN' BIG TIME (the subject of an application by PEST to register the trademark, application number856,029), and the Canadian trademark SULKY DESIGN (the subject of an application by PEST to register the trademark, application number 767,828), all owned by PEST in Canada; and the European trademark RACINGO owned by PEST, the subject of an application by PEST to register the trademark, application number 642,728;

(t)  "Shares"  means 1,000 common shares, 1,000 Class  A  Shares,
     1,000 Class B Shares, and 1,000 Class C Shares all in the capital of the Licensee;

(u)  "Territory" means the entire world;

(v) "Trademark and Copyright Developers" means the true and complete list of all persons set forth in Schedule "D" hereto who either alone or in concert with others, developed, invented, discovered, derived, designed, modified, corrected or maintained the Canadian RACINGO Rights, the World RACINGO Rights, and/or the Copyright Assets, and their respective Documentation;

(w) "Unanimous Shareholders' Agreement" means the unanimous shareholders' agreement appended hereto as Schedule "E";

(x) "U.S. RACINGO Rights" means all the right, title and interest and all the goodwill in the United States trademark RACINGO, the subject of an application by Winning to register the trademark, Application No. 75/331,278, and any and all other right, title and interest and all of the goodwill in RACINGO in the territory of the United States of America;

(y)  "Voting Shares" means the common shares of Licensee; and

(z) "World RACINGO Rights" means all the right, title and interest and all of the goodwill in the European trademark RACINGO owned by PEST, the subject of an application by PEST to register the trademark, application number 642,728, and any and all other right, title and interest and all of the goodwill in RACINGO which PEST currently holds or PEST or the Licensee may in the future acquire or establish world-wide, excepting the territories of the United States of America and Canada.

2. Grant of License

2.1 The Licensors hereby grant the Licensee an exclusive license to use the Licensed Assets with respect to the use, utilisation, development, advertising, marketing, promotion, sale, distribution and exploitation in any way, of RACINGO in the Territory for a term of twenty (20) years from the date hereof. This license includes the right to manage, develop, market, promote and create derivative works of the Licensed Assets. The ownership of all such derivative works shall be governed by the provisions of Article 4 of this Agreement.

2.2 PEST and PacCanUs hereby grant the Licensee the exclusive right to display, reproduce, copy, transmit or license the
Copyright  Assets  and  any  relevant  Documentation,   and   the
exclusive  right  to create derivative works from  the  Copyright
Assets.

2.3 The Licensors hereby grant the Licensee an exclusive license to use the RACINGO Trademarks and the Copyright Assets within the Territory in connection with the advertising, promotion, use, operation and sale of the Licensed Assets for the term of this Agreement.

2.4 As between the Licensors and the Licensee, the Licensors retain title to their assets licensed hereunder and do not convey any proprietary interest therein to the Licensee other than the rights specified herein.

2.5 The Licensee shall have the right to sub-license all or any part of the Licensed Assets without the consent of the Licensors, provided that the Licensee shall oblige each of its sub-licensees to enter into an agreement with the Licensee whereby the sub-licensee shall be bound by predominantly the same terms, conditions and obligations as the Licensee with respect to the Licensed Assets sub-licensed.

3. Payment for the License

3.1 The Licensee shall pay a one-time license fee of $1,000.00 to Winning for the U.S. RACINGO Rights and RACINGO Patent.

3.2 The Licensee shall pay a one-time license fee of $1,000.00 to PEST and PacCanUs for the Canadian RACINGO Rights, the World
RACINGO Rights and the Copyright Assets.


                         3.3   All  license fees for the Licensed
                         Assets   payable  under  this  Agreement
                         shall  be  paid and satisfied  upon  the
                         execution  of  this  Agreement  by   the
                         issuance of the Shares from the treasury
                         of   the   Licensee,  in  the  following
                         proportions:



Winning             - 500 common shares, 450 Class A Shares,
  450 Class B Shares, and 375 Class C Shares;

PEST                - 100 common shares, 125 Class A Shares,
  175 Class B Shares, and 250 Class C Shares;

PacCanUs            - 400 common shares, 425 Class A Shares,
  375 Class B Shares, and 375 Class C Shares.



                         4.  Development  and  Ownership  Of  New
                         Technologies  and  Variations   of   the
                         RACINGO

                             Trademark

4.1 The Parties contemplate that in the course of its business, Licensee or its sub-licensees may develop new technologies or processes for use in connection with the conduct and licensing of RACINGO and related RACINGO goods and services. In the event such new technologies or processes consist of or contain patentable material, all rights in such material for use:

(i) in the United States shall be and are hereby assigned to Winning, including all rights to apply for patent protection of such technologies or processes; and

(ii) anywhere outside the United States shall be and are hereby assigned to PEST who shall hold it subject to PacCanUs' fifty percent (50%) beneficial interest, including all rights to apply for patent protection of such technologies or processes, provided, however, that Winning, PEST and PacCanUs shall and do hereby grant Licensee an exclusive license to use such technologies or processes for the term of this Agreement to the same extent and pursuant to the same conditions Winning has licensed the RACINGO Patent to Licensee pursuant to this Agreement.

4.2 The Parties contemplate that in the course of its business, Licensee or its sub-licensees may develop variations of the RACINGO trademarks for use in connection with the conduct and licensing of RACINGO and related RACINGO goods and services. In the event of such trademark development, Licensee shall be responsible for the clearance and selection of all such variations of the RACINGO trademarks. Licensee's use of variations of the RACINGO marks shall be subject to the Licensors' prior written approval which shall not be unreasonably withheld. All rights in variations on RACINGO marks used:

(i) in the United States shall be owned by Winning and Winning shall promptly register such marks with the United States
     Patent and Trademark Office; and

(ii) outside  of  the United States shall be owned  by  PEST  who
     shall  hold  it  subject to PacCanUs' fifty   percent  (50%)
     beneficial interest, and PEST shall promptly register such marks in the relevant jurisdictions,

provided, however, that Winning, PEST and PacCanUs shall and do hereby grant Licensee an exclusive license to use variations of the RACINGO marks developed pursuant to the terms of this Agreement for the term of this Agreement to the same extent and pursuant to their same conditions that Licensor has licensed the RACINGO trademarks to Licensee pursuant to this Agreement.

5. General Representations and Warranties of the Parties

      Each Party represents and warrants to each other Party as follows, and acknowledges that each of the other Parties is relying on the accuracy of each such representation and warranty in entering into this Agreement and licensing the Licensed
Assets:

5.1 Corporation organisation and standing: The Party is a corporation duly organised, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where the nature of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified would not have a material adverse effect on the Party or its business or assets.

5.2 Power and capacity: The Party has all power and capacity required to execute, deliver, and perform this Agreement, and to license those of the Licensed Assets to which it has valid title.

5.3 Authorisation and enforceability: The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorised by all necessary corporate action on the part of the Party. This Agreement is a legal, valid, and binding obligation of the Party, enforceable against it in accordance with its terms. When executed and delivered by the parties thereto, all instruments, agreements, writings, consents, assignments and other documentation as delivered by the Party pursuant to this Agreement will each constitute a legal, valid, and binding obligation of the Party, enforceable against it in accordance with its terms.

5.4 No Bankruptcy: No proceedings have been taken, are pending or authorised by the Party or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Party.

5.5 No violation. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby (including, without limitation, the assignment of all contracts and licences to be assigned to Licensee hereunder) will conflict with, violate, or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or declare a default under the constating documents or by-laws of the Party or any contract, agreements, lease, licence, or instrument or any judgement or decree to which the Party is a party or to or by which the Party or those Licensed Assets owned by the Party may be subject or bound.

5.6 Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any persons or Governmental Authorities required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, or the performance of any of the terms and conditions of this shall have been obtained on or before the execution of this Agreement. There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

6. Representations, Warranties and Covenants of Winning

      Winning represents and warrants to each of the Licensee, PEST and PacCanUs, as stated below, and acknowledge that each of the Licensee, PEST and PacCanUs, is relying on the accuracy of each such representation and warranty in entering into this Agreement and licensing the Licensed Assets:

6.1 List of Developers: Schedule "B" sets forth a true and complete list of all Patent and Trademark Developers being persons who either alone or in concert with others, developed, invented, discovered, derived, designed, modified, corrected or maintained the U.S. RACINGO Rights and RACINGO Patent and their respective Documentation

6.2   Identity  of  Developers: All of the Patent  and  Trademark
Developers are:

(a) employees or former employees of Winning all of whose work or access with respect to any of the U.S. RACINGO Rights and RACINGO Patent occurred within the scope and in the regular course of their employment, on the business premises of Winning, and using only the equipment of Winning; or

     (b) independent contractors or former independent contractors of Winning, all of whom have or as of Closing will have executed valid and binding written assignments of all rights in any inventions or works produced pursuant to the relationship or relating to any of the U.S. RACINGO Rights and RACINGO Patent in form and substance reasonably satisfactory to Licensee and its counsel.

6.3  Winning rights - Protection and Infringement

     (a) Secrecy. Winning has taken reasonable security measures to protect the secrecy, confidentiality, and value of the RACINGO Patent and the U.S. RACINGO Rights, and all confidential information and trade secrets related thereto. Neither the relevant Documentation nor any other proprietary information relating thereto, in whole or in any material part, has every been copied, released, distributed, removed from Winning's premises or in any way disclosed to any person; except that:

          (i) standard back-up copies and working copies have been made and maintained securely under the sole control of Winning;

          (ii) the RACINGO Patent and the U.S. RACINGO Rights have each been properly issued by the United
               States Patent and Trademark Office; and

          (iii) the Patent and Trademark Developers have used and had access to such materials and information solely within the scope of their employment or contractual relationships, pursuant to valid, binding and enforceable obligations of confidentiality with respect thereto, and all the Patent and Trademark Developers have returned all such materials to Winning and retained no copies thereof.

     (b)  Infringement  of third party rights.  To  best  of  the knowledge and belief of Winning, aside from any infringement with regard to the Canadian RACINGO Rights, World RACINGO Rights and the Copyright Assets, no infringement of any patent, copyright, mask work, trade mark or service mark, or misappropriation or violation of any other party's proprietary right by Winning has occurred or results from the use, copying, modification, manufacture, marketing, promotion or distribution of the U.S. RACINGO Rights and RACINGO Patent, and no claim or threat thereof has been made in respect of any of the foregoing matters, and its use, copying, modification distribution, licensing and commercial exploitation by Licensee, and its use by customers, will not infringe upon or violate any rights of any third party.

     (c) Infringement of Winning rights. Other than with regard to the Canadian RACINGO Rights, World RACINGO Rights, the Copyright Assets, and a bingo betting game called Bingo Bet being conducted in Arkansas, Winning has no knowledge of any past or present infringement of, misappropriation or violation of, breach of any material obligations with respect to, or other impairment of any of the U.S. RACINGO Rights and RACINGO Patent or unauthorised use of the U.S. RACINGO Rights and RACINGO Patent.

6.4  RACINGO Patents and U.S. RACINGO Rights

     (a) Title. Winning has good and marketable right and title to all of the U.S. RACINGO Rights and RACINGO Patent and has the right to grant the license so granted to the Licensee pursuant the provisions of Article 2 herein; and the U.S. RACINGO Rights and RACINGO Patent is not subject to any contract of sale or licence lien, mortgage, security interest, pledge, encumbrance, charge, claim, or restriction of any kind.

     (b) Vested Title. Upon execution and delivery to Licensee of this Agreement, and the other instruments of license or transfer provided for herein, Winning shall continue to be vested with good and marketable title to the U.S. RACINGO Rights and RACINGO Patent, free and clear of all liens, mortgages, security interests, pledges, encumbrances, charges, claims, and restrictions of any nature whatsoever, and upon the license of the U.S. RACINGO Rights and RACINGO Patent to Licensee in accordance with this Agreement, no further right or license or permission or consent is or will be required for Licensee to use, copy, or modify the U.S. RACINGO Rights and RACINGO Patent, or (other than with respect to the Canadian RACINGO Rights and the Copyright Assets) to manufacture, market, distribute and support RACINGO and any other products contemplated therein.

     (c) No Restrictions. The U.S. RACINGO Rights and RACINGO Patent are not subject to any contractual or governmental restriction which might prohibit the consummation of the transactions contemplated by this Agreement or the use thereof.

     (d) Related Company. For the purposes of establishing rights in the RACINGO Rights as a result of its use of this mark in the United States, Licensee shall be considered a related company to Winning and all rights in the U.S. RACINGO Rights in the United States shall inure to the benefit of Winning.

6.5 Finders' fees. There are no claims for any brokerage commissions or finders' fees (or any basis therefor) relating to the transactions contemplated by this Agreement resulting from any action taken by Winning or any affiliate or agent thereof.

6.6 Accuracy of schedules. All schedules provided pursuant to this Agreement are true and complete, and Winning has delivered to Licensee complete and correct copies of all documents referred to (or which in any material way relate to the matters set forth) in such schedules.

6.7 Disclosure. No representation or warranty by Winning herein contained, and no statement made in any schedule hereto or certificate furnished in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained therein not misleading.

7. Representations and Warranties of  PEST

      PEST represents and warrants to each of the Licensee, Winning and PacCanUs, as stated below, and acknowledge that each of the Licensee, Winning and PacCanUs, is relying on the accuracy of each such representation and warranty in entering into this Agreement and licensing the Licensed Assets:

7.1 Finders' fees. There are no claims for any brokerage commissions or finders' fees (or any basis therefor) relating to the transactions contemplated by this Agreement resulting from any action taken by PEST or any affiliate or agent thereof.

7.2 Accuracy of schedules. All schedules provided pursuant to this Agreement are true and complete, and PEST has delivered to Licensee complete and correct copies of all documents referred to (or which in any material way relate to the matters set forth) in such schedules.

7.3 Disclosure. No representation or warranty by PEST herein contained, and no statement made in any schedule hereto or certificate furnished in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained therein not misleading.

8. Representations and Warranties of  PacCanUs

      PacCanUs represents and warrants to each of the Licensee, PEST and Winning as stated below, and acknowledge that each of the Licensee, PEST and Winning, is relying on the accuracy of each such representation and warranty in entering into this Agreement and licensing the Licensed Assets:

8.1 Finders' fees. There are no claims for any brokerage commissions or finders' fees (or any basis therefor) relating to the transactions contemplated by this Agreement resulting from any action taken by PacCanUs or any affiliate or agent thereof.

8.2 Accuracy of schedules. All schedules provided pursuant to this Agreement are true and complete, and PacCanUs has delivered to Licensee complete and correct copies of all documents referred to (or which in any material way relate to the matters set forth) in such schedules.

8.3 Disclosure. No representation or warranty by PacCanUs herein contained, and no statement made in any schedule hereto or certificate furnished in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained therein not misleading.

9. Additional Representation, Warranties and Covenants of PEST and PacCanUs

      PEST and PacCanUs represent and warrant to each of the Licensee and Winning as stated below and acknowledges that each of the Licensee and Winning are relying on the accuracy of each such representation and warranty in entering into this Agreement and licensing the Licensed Assets:

9.1 List of Developers: Schedule "D" sets forth a true and complete list of the Trademark and Copyright Developers being all persons who either alone or in concert with others, developed, invented, discovered, derived, designed, modified, corrected or maintained any or all of the Canadian RACINGO Rights, the World RACINGO Rights, and the Copyright Assets and the respective Documentation

9.2   Identity of Developers: All of the Trade Mark and Copyright
Developers are:

(a) employees or former employees of PEST and PacCanUs, all of whose work or access with respect to any of the Canadian RACINGO Rights, the World RACINGO Rights or Copyright Assets occurred within the scope and in the regular course of their employment, on the business premises of PEST or PacCanUs, and using only the equipment of PEST or PacCanUs; or

(b) independent contractors or former independent contractors of PEST or PacCanUs, all of whom have or as of Closing will have executed valid and binding written assignments of all rights in any inventions or works produced pursuant to the relationship or relating to any of the Canadian RACINGO Rights, the World RACINGO Rights or Copyright Assets in form and substance reasonably satisfactory to Licensee and its counsel.

                          SCHEDULE "A"

                        COPYRIGHT ASSETS

TITLE                 COUNTRY   DATE REGISTERED  REGISTRATION
                                                 NUMBER
Sulky and Rider       Canada    Jan. 20, 1995
Racingo Game Card     Canada    Jan. 20, 1995
Racingo Rules         Canada    Feb. 23, 1995
Racingo Races Card    Canada    Sept. 11, 1996
Racingo   Rules   and Canada    Sept. 11, 1996
Regulations
Racingo In The  Money Canada`   Sept. 11, 1996
Card
Super  Racingo   Race Canada    Sept. 11, 1996
Card
Racingo Play for  the Canada    Sept. 11, 1996
Day Card
Sulky and Rider       U.S.      Jan. 24, 1995
Racingo Rules         U.S.      Jan. 24, 1995
Racingo   Rules   and U.S.      Sept. 24, 1996
Regulations

                          SCHEDULE "B"

             RACINGO PATENT AND U.S. RACINGO RIGHTS

                PATENT AND TRADEMARKS DEVELOPERS

                    1.   William H. Johnston.
                          SCHEDULE "C"


                  RACINGO RULES AND REGULATIONS
                          SCHEDULE "D"

   CANADIAN RACINGO RIGHTS, WORLD RACINGO RIGHTS AND COPYRIGHT
            ASSETS TRADEMARK AND COPYRIGHT DEVELOPERS

1.   Earl Clements
SCHEDULE "E"

                UNANIMOUS SHAREHOLDERS' AGREEMENT
                UNANIMOUS SHAREHOLDERS AGREEMENT


     THIS AGREEMENT made as of the 7th day of October, 1999.

B E T W E E N:

     P.E.S.T.  CREATIVE  GAMING CORPORATION,  a  corporation
     incorporated  under  the  laws  of  the   Province   of
     Ontario,

     (hereinafter sometimes called "PEST")

                                                    OF THE FIRST PART

                              - and -

     WINNING GAMES INC., a corporation incorporated under the laws of the State of Illinois,

     (hereinafter sometimes called "Winning")

                                                   OF THE SECOND PART

                              - and -

     PACCANUS INC., a corporation incorporated under the laws of the Province of Ontario,

     (hereinafter sometimes called the "PacCanUs")

                                                   OF THE THIRD PART.
                             - and -


     RACINGO INVESTMENTS LTD., a corporation incorporated under the laws of the State of Delaware,

     (hereinafter sometimes called the "Corporation")

                                               OF THE FOURTH PART

     WHEREAS  the  Corporation has been incorporated by  articles
and   certificate  of  incorporation  dated  October   7,   1999,
(collectively, the "Articles");

     AND WHEREAS the Shareholders are the owners of all the issued and outstanding common shares in the capital of the Corporation as set out in Article Two hereof;

     AND WHEREAS the parties hereto have entered into this Agreement for the purposes of, inter alia, (i) setting forth the manner in which the affairs of the Corporation shall be conducted; (ii) providing for their respective rights and obligations arising out of or in connection with the operations and affairs of the Corporation; and (iii) governing the transfer of Shares in the Corporation;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree with each other as follows:

                             ARTICLE 1.
                           INTERPRETATION

1.1  In this Agreement, unless the context otherwise requires:

     (a) "Agreement" shall mean this Agreement and all preambles, recitals and schedules hereto, along with any amendments hereto or thereto;

     (b) "Articles" shall mean the certificate and articles of incorporation of the Corporation, as amended from time to time, and attached hereto as Schedule "A";

     (c) "Authorized Capital" shall mean the authorized capital of the Corporation as set forth in the Articles;

     (d) "Board of Directors" shall mean the board of directors of the Corporation as constituted from time to time, and "Director" or "Directors" shall mean a member or members of the Board of Directors, respectively;

     (e)  "Business Plan" shall have the meaning so attributed in
          Article 5.1 (e) herein;

     (f) "By-Laws" shall mean the by-laws of the Corporation, as amended and supplemented from time to time;

     (g) "Class A Shares" shall mean the class A shares in the capital of the Corporation, with the attributes so provided in the Articles of the Corporation;

     (h) "Class B Shares" shall mean the class B shares in the capital of the Corporation, with the attributes so provided in the Articles of the Corporation;

     (i) "Class C Shares" shall mean the class C shares in the capital of the Corporation, with the attributes so provided in the Articles of the Corporation;

     (j) "Common Shares" shall mean the Common Shares in the capital of the Corporation, with the attributes so provided in the Articles of the Corporation;

     (k) "Intellectual Property" means the right, title and interest in and to the patent, trademarks, copyrights, trade secrets, technology and know-how identified in subsection 1.1(o) below, as well as any documentation, in any form, pertaining thereto;

     (l) "Internet RACINGO License Agreement" shall mean the license agreement between the Corporation and Playandwin Inc. dated the 7th day of October, 1999, attached hereto as at Schedule "D";

     (m) "North American On- and Off-Track Betting RACINGO License Agreement" shall mean the license agreement between the Corporation and Playandwin Inc. dated the 7th day of October, 1999, attached hereto as Schedule "E";

     (n) "North American TVGN RACINGO License Agreement" shall mean the license agreement to be concluded between the Corporation and The TV Games Network Inc.;

     (o) "RACINGO" shall mean the pari-mutuel bingo-type wager game and lottery identified by the following trademarks:

          (i)  RACINGO owned by Winning in the United States  and
               the  subject  of its application to  register  the
               trademark, Application No. 75/331,278;
          (ii) RACINGO  owned  by  PEST  in  Canada  (subject  to
               PacCanUs' 50% beneficial interest therein) and the
               subject   of  its  application  to  register   the
               trademark, Application Number 767,826;
          (iii)       SUPER  RACINGO  owned  by  PEST  in  Canada
               (subject  to  PacCanUs'  50%  beneficial  interest
               therein)  and  the subject of its  application  to
               register   the   trademark,   Application   Number
               767,827;
          (iv)       RACINGO  HORSHOE  DESIGN owned  by  PEST  in
               Canada   (subject  to  PacCanUs'  50%   beneficial
               interest   therein)  and  the   subject   of   its
               application    to    register    the    trademark,
               Application Number 856,030;
          (v) RACINGO GOIN' BIG TIME owned by PEST in Canada (subject to PacCanUs' 50% beneficial interest therein) and the subject of its application to register the trademark, Application Number 856,029;
          (vi) SULKY DESIGN owned by PEST in Canada  (subject to PacCanUs'
               50% beneficial interest therein) and the subject of its application to register the trademark, Application Number 767,828; and
          (vii)     RACINGO owned by PEST in Europe (subject to PacCanUs'
               50% beneficial interest therein) and the subject of its application to register the trademark, Application Number 642,728;

          which trademarks are all being exclusively licensed by Winning, PEST and PacCanUs to the Corporation; and all associated know-how, intellectual property and other materials utilized in the execution of the RACINGO game as held by the Licensee, including United States Patent No. 5,518,239 issued to William H. Johnston on May 21, 1996, and owned by Winning, regarding a lottery racing sweepstakes, which patent has been licensed to the Corporation, and the RACINGO game developed by PEST that was test marketed in Connecticut, the rules and regulations of which are appended hereto as Schedule "C".

     (p)  "Related Transferee" has the meaning ascribed thereto in section 6.3 hereof;

     (q)  "Related Transferor" has the meaning ascribed thereto in section 6.3 hereof;

     (r) "Shareholders" shall mean collectively such of the parties to this Agreement as are at the relevant time holders of Shares in the capital of the Corporation and "Shareholder" shall mean such parties individually;

     (s) "Shares" shall mean each of the Common Shares, the Class A Shares, the Class B Shares and the Class C Shares;

     (t) "Total Disability" shall mean physical or mental disability or infirmity of such an extent that the person suffering therefrom is unable to resume and continue his customary work activities for the Corporation within a period of six (6) months from the commencement of such disability or infirmity; and

     (u) "Voting Shares" shall mean the Common Shares in the capital of the Corporation as defined above.

1.2 The following are the schedules attached to and incorporated in this Agreement by reference and deemed to be part hereof:

     Schedule A - Articles
     Schedule B - By-laws
     Schedule C - RACINGO Rules and Regulations
     Schedule D - Internet RACINGO License Agreement
     Schedule  E  -  North  American Land Based  RACINGO  License
     Agreement

                            ARTICLE 2.

                           SHARE OWNERSHIP

2.1 (a) The Shareholders acknowledge that, as of the date hereof, the Authorized Capital consists of an unlimited amount of Common Shares, Class A Shares, Class B Shares and Class C Shares of which 1,000 Common Shares, 1,000 Class A Shares, 1,000 Class B Shares and 1,000 Class C Shares will presently be issued and outstanding as fully paid and non-assessable, and the parties holding same are as follows:

          NAME                      NO. AND TYPE OF SHARES HELD

     PEST           100 Common Shares
     PacCanUs       400 Common Shares
     Winning        500 Common Shares

     PEST           125 Class A Shares
     PacCanUs       425 Class A Shares
     Winning        450 Class A Shares


     PEST           175 Class B Shares
     PacCanUs       375 Class B Shares
     Winning        450 Class B Shares

     PEST           250 Class C Shares
     PacCanUs       375 Class C Shares
     Winning        375 Class C Shares


     (b) All share certificates issued by the Corporation to the shareholders shall have the following legend imprinted thereon:

     "THESE SHARES ARE SUBJECT TO RESTRICTIONS ON THEIR TRANSFER AS CONTAINED IN A SHAREHOLDERS AGREEMENT DATED
     *  AND  IN  APPLICABLE LAW.  [A FULL COPY OF  THE  TEXT
     THEREOF  IS OBTAINABLE ON DEMAND AND WITHOUT  FEE  FROM
     THE CORPORATION.]"

     All   instruments  issued  by  the  Corporation   that   are
convertible into shares or evidence the right to acquire shares shall contain a legend to similar effect.

     (c) The Shareholders shall submit the certificates representing the Shares held by each of them prior to the execution of this Agreement to the Corporation in order that the legend set forth in subsection 2.1(b) hereof may be imprinted thereon.

     (d) Only Common Shares have voting rights in the governance of the Corporation and its business.


2.2 Each Shareholder hereby represents and warrants to and covenants with each of the other parties hereto that the Shares held by the Shareholder are and shall be owned beneficially by the said Shareholder and not as nominee of any party, free and clear of all mortgages, charges, pledges or other encumbrances. The representations and warranties contained in this section 2.3 shall not merge in the closing of this Agreement.

2.3 (a) In the event of the allotment and issuance of additional shares in the capital stock of the Corporation, other than those Shares presently allotted and issued, the same shall first be offered to the Shareholders on a pro rata basis equal to the number of Shares in the particular type of capital stock of the Corporation being issued that is held by each of them at such date.

     (b) In the event that any of the Shares in the capital stock of the Corporation offered to the Shareholders pursuant to subsection 2.3(a) are not purchased and paid for by a particular Shareholder, all or a portion of such shares may be purchased by the other Shareholders at their option on a pro rata basis equal to the number of Shares (including those Shares they may have purchased pursuant to subsection 2.3(a)) in the same type of capital stock of the Corporation as that being issued that is held by each of them at such date.

2.4 Dividends will be distributed by the Corporation to the shareholders of the Corporation in the following manner:

     (a) Class A Shares will have dividend rights only to income earned by the Corporation from the Internet RACINGO Licence Agreement, the North American Land Based RACINGO Licence Agreement, or TVGN RACINGO Licence Agreement, or from any other revenues from licenses granted to Playandwin Inc. or its affiliates;

     (b) Class B Shares will have dividend rights only to income earned by the Corporation from any North American licencing or active business other than income from the Internet RACINGO Licence Agreement, the North American Land Based RACINGO Licence Agreement, the TVGN RACINGO Licence Agreement or from any other revenue from licence granted to Playandwin Inc. or its affiliates;

     (c) Class C Shares will have dividend rights to all income streams earned by the Corporation from any licencing or active business outside North America or any other income streams not allocated herein to the Class A Shares or the Class B Shares; and

     (d)  No dividends will be issued for the Common Shares.

2.5 Upon the sale of all of the Shares to a third party or third parties, the purchase price for all of the Shares will be apportioned between the different classes of the Class A, Class B and Class C Shares based on the relative value of the dividends granted within the proceeding two (2) years .

2.6 All general expenses of the Corporation will be paid before any dividends are issued, and said general expenses will be deducted from the respective gross income stream (being the gross income stream from the Internet RACINGO Licence Agreement, the North American Land Based RACINGO Licence Agreement, or TVGN RACINGO Licence Agreement on the one hand, other North American based income on the second hand, and gross income from non-North American sources and all other sources, on the third hand) on a pro rata basis in proportion to the respective gross income stream's contribution to the entire gross income of the Corporation.

                             ARTICLE 3.
                             FINANCIAL

3.1 The Shareholders acknowledge that additional capital may be required by the Corporation from time to time and that it is their intention that such capital requirements shall be contributed as to percent ownership of Common Shares of the Corporation. Financing made available to the Corporation by the Shareholders shall be on terms and conditions competitive with financing available from United States financial institutions or on terms and conditions otherwise unanimously agreed to by the other Shareholders. Additional financing, unless otherwise agreed to by the Shareholders, shall be obtained to the greatest extent possible by borrowing from a chartered bank or an other acceptable interim lender.

3.2 Unless otherwise agreed to among all of the Shareholders, any guarantees, indemnities, pledges of credit or other like agreements with respect to the indebtedness of the Corporation which a lender or proposed lender to the Corporation requests a Shareholder to enter into as a condition to the lender advancing funds to the Corporation shall (regardless of the terms of, or who executes, the aforesaid agreements) be borne by all of the Shareholders in proportion to the number of Shares held by each Shareholder.

3.3 The Shareholders agree, provided they or their nominees form a majority on the Board of Directors, that at the request of the Board of Directors they shall subordinate all shareholder advances and their entitlement to any interest thereunder to permanent financing or other borrowing by the Corporation to the extent required by the Board of Directors.


                            ARTICLE 4.
                 BOARD OF DIRECTORS AND MANAGEMENT

4.1 The Board of Directors shall consist of three (3) Directors, and each Shareholder shall be entitled to nominate one (1) Director who shall be elected to the Board of Directors. The Shareholders shall elect each nominee to the Board and shall not reject or fail to elect any said nominees. The Shareholders shall empower the Board of Directors to set the number of Directors and to appoint new Directors if it so desires. The quorum for Board of Director meetings shall be three (3), and if at a meeting of the Board of Directors there is no quorum, the Board of Directors present at such meeting shall adjourn the meeting for a period of no less than 48 hours at which adjourned meeting the quorum shall be as required above.

4.2 Each Shareholder will vote at all meetings of the Shareholders, and if such Shareholder is a Director at all meetings of the Directors, and act in all other respects in connection with the corporate proceedings of the Corporation in such manner at to insure that the individuals who are the nominees of the Shareholders are elected and appointed and maintained in place from time to time as Directors. No Shareholder shall exercise his voting rights to remove a Director without the consent of the Shareholder that nominated such Director. In the event that a vacancy shall occur on the Board of Directors each Shareholder shall exercise his voting rights to fill such vacancy with a nominee of the Shareholder who nominated the vacating Director.

4.3  (a)      The By-laws shall provide, inter alia, that:

         (i)  the Directors shall meet at least quarterly;
         (ii) the Chairman of a meeting of the Directors shall not have a tie-breaking or "casting" vote; and
         (iii) the reasonable direct expenses of each of the Directors incurred in connection with their activities as Directors shall be paid by the Corporation.

     (b) The parties hereto acknowledge that the By-Laws of the Corporation shall provide that all contracts, documents or instruments in writing requiring the signature of the Corporation must be signed by at least two directors. The parties hereto agree to cause the Board of Directors to pass and deposit with the Corporation's banker a banking resolution which shall appoint those parties so designated by the Board of Directors of the Corporation with signing authority on the Corporation's behalf.

4.4 The parties agree to cause the Board of Directors to elect William Johnston as President, Joe Warwick as Vice-President and Stewart Garner as Secretary of the Corporation. In the event that a vacancy shall occur in the office of President, Vice-President or Secretary, each Shareholder agrees to exercise its voting rights to fill such a vacancy with a nominee of the Shareholder whose representative or officer is, or who nominated, such vacating officer.

4.5 Any matter recorded in the minutes of a meeting of the Directors or the Shareholders of the Corporation as having been approved or agreed upon by resolution or otherwise shall be deemed, for the purposes hereof, to have been consented to by a Shareholder only if the consent of such Shareholder shall have been indicated in writing whether by endorsement of such minutes or otherwise.

4.6 The auditors and accountants of the Corporation shall be agreed upon by all of the shareholders, unanimously, and such auditors and accountants shall, at the fiscal year end of the Corporation and at such other times as they may be reasonably requested by any of the Shareholders, make an audit of or examine, as the Shareholders require, the books and accounts of the Corporation and for such purposes they shall have access to all books of account, records and all vouchers, cheques, papers and documents of or which may relate to the Corporation, including those of the Shareholders to the extent to which such books, records, vouchers, cheques, papers and documents relate to the Corporation.


                            ARTICLE 5.
                        FUNDAMENTAL CHANGES

5.1 No action of the Corporation shall be taken without the unanimous consent of the Shareholders holding Voting Shares on any of the following matters:

     (a)  any amendments to the Articles or By-Laws;

     (b) any change in the number of members of the Board of Directors from that provided for herein and any action which would derogate from the rights to nominate and elect Directors as set out above;

     (c) any sale, transfer or other disposal of all or a substantial part of the assets and undertaking of the Corporation, or any acquisition or disposition by the Corporation of any property (other than inventory acquired or disposed of in the ordinary cause of business) having a value in excess of fifty thousand dollars;

     (d) the issue or transfer of Shares or any obligations, charges, debts or other instruments convertible into Shares or involving rights to vote;

     (e) the winding up, dissolution or termination of the Corporation;

     (f) any material change in the undertaking of any business or operation by the Corporation, or any transaction out of the ordinary course of business of the Corporation including the cancellation of any material agreements or consenting to the cancellation of any material agreements of the Corporation;

     (g) the payment of any dividends, redemption or repurchase of any Shares by the Corporation or the making of any distribution (including bonuses) to Shareholders or Directors;

     (h) purchasing, leasing as an agent, acquiring, selling or disposing of any real property (including any leasehold interest therein) or other material assets;

     (i) transferring, assigning, charging, selling or in any other manner encumbering or disposing of the interest of any of the Shareholders hereto as a creditor of the Corporation with respect to shareholder's loans;

     (j) purchasing, leasing as an agreement, acquiring, selling or disposing of any real estate property (including leasehold interests therein) or other material assets to arm's length parties;

     (k) appointing a receiver, seeking bankruptcy protection or any voluntary assignment into bankruptcy; and

     (l)  preparing and approving a business plan ("Business Plan").

5.2 No action by the Corporation shall be taken on any of the following matters without the consent of Shareholders holding three-quarters (3/4) of the Voting Shares:


     (a)                   the  borrowing of any  amount  by  the
     Corporation which, either alone or in conjunction with other indebtedness of the Corporation outstanding at the time, exceeds in the aggregate $10,000;

     (b) the making of capital expenditures which, either alone or in conjunction with other capital expenditures in any given financial year of the Corporation, exceed in the aggregate
     $50,000;

     (c) entering into by the Corporation of any contract or other commitment out of the ordinary course of the Corporation's business or any contract or commitment which has a term exceeding one (1) year; or

     (d) the employment of any person whose gross annual salary exceeds $25,000.

5.3   The  Shareholders  shall  cause  their  respective  nominee
Directors to act in accordance with the terms of sections 5.1 and
5.2 and shall be strictly responsible for the actions of their respective nominees.

5.4  If a Business Plan proposes any of the actions dealt with in section 5.1, those actions shall be deemed to have received the unanimous consent of the Shareholders if the Business Plan was approved unanimously by the Shareholders pursuant to section 5.1.

                            ARTICLE 6.
                        GENERAL RESTRICTIONS
                       ON TRANSFER OF SHARES

6.1 Except as hereinafter provided in this Agreement, no Shareholder shall transfer by sale, gift, bequest or otherwise, or encumber by pledge, assignment, mortgage, charge or otherwise, or otherwise dispose of or cease to be the holder of (the foregoing being collectively referred to in this Article as "transfer") any of the Shares of which it is at any time the registered or beneficial owner, without the prior written consent of the other Shareholders.

6.2   In  the case of any permitted transfer to any person  other than another Shareholder, no such transfer shall be made, shall be effective or shall be registered on the books of the Corporation until the proposed transferee becomes a shareholder party to this Agreement by executing the Corporation's counterpart of this Agreement and such other instruments as counsel for the Corporation shall advise.

6.3 If any Shareholder (a "Related Transferor") shall request the other Shareholders to permit the transfer of any Shares held by the Related Transferor to (i) a member of the immediate family of the Related Transferor, (ii) a trust all the beneficiaries of whom are members of the immediate family of the Related
Transferor, or (iii) a company owned and controlled by the Related Transferor alone or together with member of the immediate family of the Related Transferor (the persons described in (i),
(ii) and (iii) being herein referred to as "Related Transferees") the other Shareholders shall not unreasonably withhold or delay giving such consent to the proposed transfer as may be required under the applicable provisions of the Articles and of this Agreement. No such transfer from a Related Transferor to a Related Transferee shall be made, shall be effective or shall be registered on the books of the Corporation until the Related
Transferee becomes a Shareholder party to this Agreement by executing the Corporation's counterpart of this Agreement and such other instruments as counsel for the Corporation shall advise, and the Related Transferee has executed and delivered such instruments as shall be advised by counsel for the Corporation as necessary to vest in the Related Transferor, in a legally effective manner, absolute discretion to vote for and on behalf of the Related Transferee at all meetings of Shareholders of the Corporation.

6.4 Upon any transferee of Shares becoming a Shareholder party to this Agreement, such transferee shall, with respect to the Shares acquired and held by such transferee, have the same rights and obligations under this Agreement as the transferor of such Shares had under this Agreement with respect to such Shares, and any reference in this Agreement to the transferring party shall be deemed to be a reference to and including the transferee party.

6.5 If any Shareholder is a body corporate, then control of such Shareholder may not be changed, directly or indirectly, whether by operation of law or otherwise, without the prior written consent of the other Shareholders. If such prior consent is not obtained, and control of a corporate Shareholder changes as aforesaid, then such Shareholder shall be deemed to be a "Retiring Party" for the purposes of section 7.1 hereof.

6.6 If any Shareholder is a body corporate, it has the right to section off up to forty percent (40%) of its Shares to key employees or contract personnel who are integral to the success of RACINGO, subject only to the condition that said assignees become a party to this Agreement.

                            ARTICLE 1.
                      DEATH, TOTAL DISABILITY,
                          BANKRUPTCY, ETC.


7.1  In the event a Shareholder:

          (a)  dies; or

          (b)  meets the requirements of Total Disability; or

          (c) is declared bankrupt, makes an assignment for the benefit of creditors, or has a receiving order made against it; or

          (d) has taken steps to voluntarily dissolve or wind-up, or a court of competent jurisdiction requires it to be wound-up; or

          (e)   is  deemed a "Retiring Shareholder"  pursuant  to
     section 6.5; or

          (f) becomes subject to an order under the Family Law Act, 1986 (Ontario) or any successor legislation thereto or under the matrimonial laws of any jurisdiction requiring its Shares be transferred, charged, encumbered, attached, seized or sold; or

          (g) is in breach of or in default under any of the provisions of this Agreement for greater than thirty (30) days after having received written notice of same from the Corporation;

     such Shareholder shall be deemed a "Retiring Party".

7.2 (a) The other Shareholders shall have the option to purchase all (but not less than all) of the Shares owned by the Retiring Party on, unless otherwise agreed among them, a pro rata basis equal to the number of Shares then held by each Shareholder, which option shall be exercised by giving written notice to the Retiring Party or his Personal Representative and to the Corporation within thirty (30) days of the said event. The Shares shall be purchased for a price and in the manner calculated and set forth in Sections 7.3 through 7.6 hereof.

     (b) If any Shareholder does not take up his option for his pro rata proportion of the Shares of the Retiring Party pursuant to subsection 7.2(a), the unclaimed Shares shall be used to satisfy any request made by any other Shareholders who have indicated in their written notice, above, that they desire to purchase Shares in excess of their pro rata proportion. The Corporation shall, forthwith after the expiry of the option period specified above, notify in writing those Shareholders who indicated a desire to purchase Shares in excess of their initial pro rata proportion of the existence and nature of the unclaimed Shares, which Shares are to be taken up by the notified Shareholders on a pro rata basis equal to the number of Shares (including those taken up by them pursuant to subsection 7.2(a)) then held by each Shareholder, or as otherwise agreed to among such Shareholders. Such Shareholders shall have thirty (30) days from the date of the delivery by the Corporation of the aforesaid notice to give written notice to the Retiring Party or his Personal Representative and to the Corporation of their exercise of this supplemental option.

     (c) In the event the other Shareholders do not exercise the above options so as to have purchased all (and not less than all) of the Shares owned by the Retiring Party (in which case none of the Shares of the Retiring Party shall be sold to the other Shareholders pursuant to section 7.2), the Corporation shall have the option to purchase for cancellation all (but not less than all) of the Shares owned by the Retiring Party, which option shall be exercised by giving written notice to the Retiring Party or his Personal Representative and the other Shareholders within thirty (30) days of the expiry of the option period specified in subsection 7.2(b), for a price and in the manner calculated and set forth in sections 7.3 through 7.6 hereof.

7.3 The purchase price for any Shares to be purchased pursuant to the provisions of this Article Seven shall be equal to the fair market value of such Shares at the date that written notice is given by the purchasing Shareholders or the Corporation, as the case may be, (hereinafter referred to as the "Purchaser"), of their/its intention to purchase the Shares of the Retiring Party. If the Purchaser and the Retiring Party, or his Personal Representative, are unable to agree as to the fair market value of the Shares to be purchased, such determination shall be made by an independent valuator, agreed upon by them or chosen pursuant to the provisions of the Uniform Arbitration Law (Delaware) (in this Article Seven referred to as the "Valuator").

7.4  In arriving at the valuation, the Valuator shall:

     (a) be given such access to and copies of such documents as he shall reasonably request, including from the Corporation;

     (b)    determine  the  fair  market  value  per  Share   and
     instrument convertible into Shares of the Units as of the appropriate date without premium for control or discount for minority;

     (c) refer to and use as a guideline the valuation, if any, last determined pursuant to the provisions of this Article
     7;  and

     (d) consider any written representations which either the Purchaser or Retiring Party may make.

The  valuation determined by the Valuator in accordance with this
Article 7 shall be binding upon all of the parties hereto.

7.5 Unless other terms of sale are agreed to by the parties to the sale, the terms of any sale under this Article Seven shall be as follows:

          (a) a minimum of ten per cent (10%) of the total purchase price shall be paid at the time of closing by certified check against delivery of the relevant share certificates duly endorsed in blank with signatures guaranteed;

          (b) the Purchaser shall execute and deliver to the Retiring Party a promissory note in an amount equal to the unpaid balance of the purchase price at the time of closing (if there are multiple Purchasers, each Purchaser shall execute and deliver to the Retiring Party a promissory note which shall be in an amount equal to that proportion of the unpaid balance of the purchase price that the Shares purchased by each Purchaser are to the total number of Shares sold by the Retiring Party), and the unpaid balance, if any, from time to time outstanding of the purchase price shall bear interest from the time of closing at a rate per annum equal to the prime lending rate charged by the Corporation's bankers, plus two percent (2%), and such principal and interest shall be paid in ten (10) equal annual consecutive installments commencing one (1) year from the time of closing;

          (c) default of any payment of principal or interest shall, at the option of the holder of the promissory note, cause the entire balance thereof to mature, provided that the Purchaser may prepay the same in whole or in part, in reverse order of maturity, without notice or bonus payments;

          (d) the closing shall be at 10:00 o'clock a.m. at the registered office of the Corporation on the ninety (90) days following the event causing one of the Shareholders to become a Retiring Party;

          (e) on closing, the Retiring Party shall tender his resignation(s) or the resignation(s) of his nominee(s) from the Board of Directors and as officer(s) of the Corporation; and

          (f) if the Retiring Party refuses or neglects to complete the sale for any reason, the Purchaser shall have the right, upon payment of the purchase price to the credit of the Retiring Party in any chartered bank in the City of Toronto or the City of Chicago for and on behalf of and in the name of the Retiring Party or its nominee or nominees, to execute and deliver such transfers, resignations and other documents as may be necessary or desirable in order to complete the transaction, and to that end the Retiring Party hereby irrevocably constitutes the Purchaser his true and lawful attorney to complete the transaction and execute on behalf of the Retiring Party every document necessary or desirable in that behalf.

                            ARTICLE 8.
                       RIGHT OF FIRST REFUSAL

8.1 Except in cases where Article Seven and Subarticle 6.6 which shall supersede the provisions hereof, would apply, no Shareholder shall entertain offers for the purchase of his Shares nor make agreements for the sale, transfer or assignment of his Shares except upon compliance with this Article Eight and subject to the terms and conditions hereinafter set forth:

     (a) no sale, transfer or assignment of Shares shall be considered by a Shareholder (the "Selling Shareholder") unless he shall have first received a bona fide offer (the
     "Third  Party  Offer") in writing from a  third  party  (the
     "Third Party") dealing at arm's length with the Selling Shareholder, which Third Party shall be a responsible purchaser of good business reputation, to purchase all of the Shares of the Selling Shareholder, which offer shall be irrevocable for a period of sixty (60) days, and shall provide that the purchase price shall be payable in cash at the time of closing;

     (b) if the conditions of paragraph 8.1(a) are satisfied and the Selling Shareholder is prepared to accept the Third Party Offer, the Selling Shareholder shall, within ten (10) days of the receipt of such offer, deliver a copy of the Third Party Offer, together with the Selling Shareholder's offer (the "Selling Shareholder's Offer") to sell all of the Shares of the Selling Shareholder to the other Shareholders upon the same terms and conditions as are contained in the Third Party Offer;

     (c) the Shareholders receiving the Selling Shareholder's Offer shall have the first right and option to purchase on a pro rata basis the Shares to be sold by the Selling Shareholder for a period of thirty (30) days from the date of receipt of the Selling Shareholder's Offer such right and option to be exercised before the expiration of such thirty
     (30) days by notice in writing;

     (d) if the other Shareholders accept the Selling Shareholder's Offer within the time stipulated, they shall purchase on a pro rata basis (unless they otherwise agree and so stipulate in their notice of acceptance) all of the Shares owned by the Selling Shareholder upon the same terms and conditions as are contained in the Third Party Offer;

     (e) if one or more of the other Shareholders is prepared to purchase his pro rata portion of the Shares (the "Accepting Party" or "Accepting Parties", as the case may be), but the other Shareholder or Shareholders are not so prepared, then the Accepting Party or Accepting Parties shall have the first right and option to purchase all of the Shares of the Selling on a pro rata basis equal to the number of Shares held by the Accepting Parties, upon the same terms and conditions as are contained in the Third Party offer; and,

     (f) if the other Shareholders do not accept the Selling Shareholder Offer within the time stipulated in paragraph 8.1(c) hereof or if the Accepting Party or Accepting Parties elect not to exercise the right and option set out in paragraph 8.1(e) hereof or do not exercise the said right and option within the time stipulated, the Selling Shareholder shall accept the offer of, and complete the transaction with, the Third Party in accordance with the Third Party Offer.

8.2 If the completion of any sale of Shares to a Third Party in accordance with this Article Eight would result in the said Third Party acquiring more than ten per cent (10%) of the Shares, each of the Shareholders receiving the offer of the Selling Shareholder (hereinafter referred to as the "Offerees") shall have the further right, to be exercised by notice in writing to the Selling Shareholder within the time limited for the acceptance of the Selling Shareholder's Offer, to require the Selling Shareholder to sell to the Third Party all but not less than all of the Shares owned or controlled by each Offeree upon the same terms and conditions as are contained in the Third Party Offer. If any of the Offerees exercise such right, the Selling Shareholder shall not complete the sale of its Shares unless all of the Shares of such Offerees who shall have so exercised such right are also sold to the Third Party on the same terms and conditions as are contained in the Third Party Offer.

8.3 The provisions of section 8.1 shall, in any event, be subject to the compliance by the Selling Shareholder and the Third Party with applicable law and the obtaining of requisite approvals for transfer thereunder. The time periods referred to in section 8.1 shall be extended by the amount of time of any delay or delays occasioned by a regulatory or governmental agency which is required to give approval to a transfer thereunder.


                               ARTICLE 9.
                   CONFIDENTIALITY AND NON-COMPETITION

9.1 (a) It is essential to the success of the Corporation that the business and affairs of the Corporation be kept in the strictest confidence. In the event of the termination of this Agreement, each party, and in the event a Shareholder ceases to be a Shareholder, such Shareholder shall, until the expiry of two (2) years from such event, keep all information pertaining to or concerning the Corporation (other than as hereinafter provided) in the strictest confidence and not disclose any such information to a third person other than:

          (i) an Affiliate, Associate or Parent Corporation of the party where it is necessary for the purposes of the Corporation that such Affiliate, Associate or Parent Corporation receive the information and provided that the recipient Affiliate, Associate or Parent Corporation enters into an agreement with the Corporation under which such Affiliate, Associate or Parent Corporation agrees not to use such information for any purpose other than those of the Corporation and to be bound by the provisions of this section 9.1;

          (ii) a governmental or other authority to which the disclosure is required by law and where there is no reasonable means to avoid such disclosure; or

          (iii) a court determining the rights of the parties under this Agreement.

     (b) The terms "Affiliate," "Associate" and "Parent Corporation" as used in this Article Fourteen shall have the respective meanings ascribed thereto in the General Corporation Law
     (Delaware), as amended

9.2 No party shall be obligated to keep in confidence or shall incur any liability for disclosure of information to a third party (the "recipient") of the nature aforesaid which:

     (a) was already known to the recipient at the time of its receipt as a result of the activities of the Corporation;

     (b) was permitted to be disclosed by the party from whom it was obtained;

     (c) has been public or is otherwise within the public domain at the time of its disclosure to the recipient;

     (d) comes into the public domain without any breach of this Agreement; or

     (e) becomes known or available to the recipient other than as a result of the activities of the Corporation but without any breach of this Agreement by a party.

9.3 (a) During the term of this Agreement, the Shareholders shall not, either alone or in partnership or with any other person, firm or corporation, as principal, agent, shareholder or in any other manner carry on or be engaged in or concerned with or interested in, directly or indirectly, or advise, lend money to, guarantee the debts or obligations of, or permit its name or any part thereof to be used or employed by any person, firm or corporation engaged in or interested in any business which sells, licenses, distributes or otherwise markets products similar to RACINGO or other products that are directly competitive with RACINGO (i.e. lottery games relating to horse racing) within the territories of the United States of America or Canada, or any other territory in the world in which the Corporation or its licensees are operating, has targeted or intends to target for development.

     (b) For a term of two (2) years following the termination or expiry of this Agreement, the Shareholders shall not, either alone or in partnership or with any other person, firm or corporation, as principal, agent, shareholder or in any other manner carry on or be engaged in or concerned with or interested in, directly or indirectly, or advise, lend money to, guarantee the debts or obligations of, or permit its name or any part thereof to be used or employed by any person, firm or corporation engaged in or interested in any business which sells, licenses, distributes or otherwise markets RACINGO outside of their respective territories. For greater certainty, and for the purpose of this subsection only, the respective territories of the Shareholders upon the termination or expiry of this Agreement are as follows:

           (i)   Winning        -    the territory of the  United
States of America
           (ii)  PEST and PacCanUs   -    all territories outside
the territory of the
                                   United States of America.

     (c) The restrictions in subsection 9.3(a) and (b) are acknowledged by each Shareholder to be separate, distinct and severable covenants and to be reasonable and valid and all defenses to the strict enforcement thereof by each other party hereto are hereby waived by each Shareholder.

9.4 Nothing in subsection 9.3(a) shall operate to prevent a Shareholder or the Corporation or an Affiliate, Associate or Parent Corporation of any of them from:

     (a) owning in the aggregate not more than ten per cent (10%) of the outstanding shares of any corporation, the shares of which are listed for trading on any stock exchange or which trade on the over-the-counter market, provided that such shareholding does not constitute de facto control of such corporation; or

     (b) acquiring any business (whether by the purchase of shares, assets or otherwise) for bona fide commercial reasons where an incidental part of such business would otherwise be prohibited by subsection 9.3(a); provided that the Shareholder or the Corporation or Affiliate, Associate or Parent Corporation, as the case may be, uses his best efforts to divest himself upon reasonable terms and with all reasonable speed of such incidental part.


                              ARTICLE 10.
                              ARBITRATION

10.1 In the event that any disagreement arises between any of the parties hereto with reference to this Agreement or any matter arising hereunder and upon which the parties cannot agree (other than a matter governed by the provisions of Article Seven hereof) then every such disagreement shall be referred to arbitration pursuant to the provisions of the Uniform Arbitration Act (Delaware) and in accordance with the provisions of this Article Ten.

10.2 The reference to arbitration shall be to one (1) arbitrator, which shall be unanimously chosen by the Parties hereto.

10.3 There shall be no appeal from any award of the arbitrators.


                           ARTICLE 11
             DISTRIBUTION OF ASSETS UPON DISSOLUTION

11.1 Upon the dissolution of the Corporation, the assets of the Corporation shall be distributed in the following manner:

     (a)   All  right,  title and interest  in  all  Intellectual
     Property  and  goodwill relating to RACINGO  in  the  United
     States of America shall be assigned to Winning;

     (b) All right, title and interest in all Intellectual Property and goodwill relating to RACINGO outside the United States of America shall be assigned to PEST who shall hold said assets subject to PacCanUs' fifty percent (50%) beneficial interest in said assets;

     (c)    Any   other  assets  of  the  Corporation  shall   be
     distributed to the shareholders based on their respective shareholdings of the Class A Shares.

                           ARTICLE 12.
                                GENERAL

12.1 Each of the parties severally agrees to indemnify each of the other parties hereto against, and reimburse each of the other parties for, any and all liabilities which such other party or parties may incur or become subject to and amounts which such other party or parties may pay or be required to pay which are in excess of the proportionate share of the liabilities and obligations of the parties under the terms of this Agreement, provided that nothing in this section 12.1 shall in any way be deemed to or shall require any party to incur any liability or provide any funds other than as may be expressly provided for in any other provisions of this Agreement.

12.2 No consent or waiver, expressed or implied, by any party hereto of any breach or default by any other party hereto in the performance of his obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by the first mentioned party of his rights hereunder.

12.3 This Agreement shall continue to be effective notwithstanding the sale of Shares by a Shareholder howsoever, and this Agreement shall be binding upon the remaining Shareholders so long as there are at least two (2) Shareholders.

12.4 Any provisions of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

12.5 The Shareholders agree to sign all such documents and do all such things as may be necessary or desirable (including causing his shares to be voted, whether at a meeting of Shareholders or by way of resolution in writing) to more completely and effectively carry out the terms and intentions of this Agreement and to cause the Corporation to act in the manner contemplated by this Agreement. Each Shareholder shall ensure that his nominee(s), if any, on the Board of Director of the Corporation acts in such a manner as to give effect to the provisions of this Agreement. If a Shareholder's nominee fails to act in such manner as to give effect to the provisions of this Agreement, such Shareholder shall cooperate in taking all such actions as may be necessary from time to time to remove any such nominee from the Board of Directors. Each Shareholder shall and does hereby give all consents, and shall cause his nominee Director(s), if any, to give such consents, if any, which may be necessary for the purpose of effecting any transfer of any Share of the Corporation which is required or permitted by this Agreement.

12.6 Each corporate Shareholder represents and warrants to the other parties:

     (a) that it has been duly incorporated and is validly subsisting as a Corporation in good standing under the laws of its jurisdiction of incorporation and is duly licensed and qualified, or shall take steps to obtain such qualification on notice from Corporation that qualification is required all jurisdictions wherein the nature of its assets or the business transacted by it makes such licensing or qualification necessary;

     (b) that it has the corporate power to own its assets, carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

     (c) that this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding obligation enforceable against it in accordance with its terms;

     (d) that the execution, delivery and performance of this Agreement will not violate any provisions of any indenture, agreement or other instrument to which it is a party or by which it is bound or be in conflict with, result in a breach of, or constitute a default under any such indenture, agreement or other instrument or result in the creation or imposition of a lien, charge or encumbrance of any nature whatsoever upon any of its property or assets;

     (e) that there are no suits or proceedings pending, or to its knowledge threatened, in any court or before any regulatory commission, board or other administrative governmental agency against or affecting it which will have a material adverse effect on its financial condition or business; and

     (f) that all the foregoing representations and warranties shall be deemed to be continuing.

12.7 Any and all written notice or written communication given or required to be given to a party hereunder may be delivered, or, provided postal service shall not be interrupted or threatened with interruption, mailed in Canada by registered mail, and shall be deemed:

     (a) in the case of delivery to such party to have been duly given when the same is personally delivered to the party if an individual or to an officer of the party if the party is a corporation;

     (b) if addressed to such party at its address set forth in the records of the Corporation, and in the case of the Corporation at its registered office address, in the case of dispatch by registered mail, to have been duly given at 5:00 o'clock in the afternoon (local time of the sender) on the 4th day after the same was deposited with the post office.

12.8 Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any party a partner of, or a member of a joint venture or joint enterprise with, any other party to this Agreement in the conduct of any business or otherwise.

12.9 Time shall be of the essence in this Agreement.

12.10 This Agreement constitutes the entire agreement among the parties and shall not be modified, amended or assigned except with the consent in writing of all of the parties hereto. A consent to any assignment required hereunder may be arbitrarily or unreasonably withheld until the proposed assignee executes and delivers such documents as, in the opinion of the legal counsel of the Corporation, are necessary to oblige himself or itself hereunder.

12.11 This Agreement shall be governed and construed in accordance with the laws of the State of Delaware and the federal laws of the United States of America applicable therein, and the courts of such State shall have exclusive jurisdiction to ascertain any action in connection with this Agreement.

12.12 If at the time of any sale of Shares as contemplated in this Agreement:

     (a) there are any loans outstanding from the Corporation to the selling Shareholder(s) or vice versa, such loans shall be paid; and

     (b) there are any securities or covenants lodged by the selling Shareholder(s) with any person or institution or any personal guarantees given by the selling Shareholder(s) or his nominee(s) to secure any indebtedness, liability or obligation of the Corporation, the remaining parties to this Agreement shall use their best efforts to have the selling Shareholder(s) and any nominee(s) released therefrom.

If, notwithstanding such best efforts, the releases as aforesaid are not obtained, the remaining parties shall deliver to the selling Shareholder(s) their indemnity in writing indemnifying the selling Shareholder(s) and his nominee(s) from any and all liabilities thereunder.

12.13 Wherever the singular and masculine are used in this Agreement, they shall be construed as if the plural or the feminine or the neuter had been used, where the context or the party or parties so requires, and the rest of the sentence shall be construed as if the grammatical and terminological changes thereby rendered necessary had been made.

12.14 This Agreement may be executed by the parties in counterparts and when all parties have executed at least as many counterparts as there are parties, all of such counterparts shall be deemed to be originals and all such counterparts taken together shall constitute one and the same agreement. Each party to this Agreement shall receive a complete set of originally signed counterparts hereof, and the set provided to the Corporation shall be kept in the minute book of the Corporation.

12.15 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their Personal Representatives, successors and permitted assigns and any reference to a right or an obligation of a party hereto shall be deemed to include a reference to such Personal Representatives, successors and permitted assigns to the extent that the context requires.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date and year first above written.

                                     P.E.S.T.   CREATIVE   GAMING
     CORPORATION

                                   Per:
                              _____________________________
                                                          Stewart
                              Garner

                                                   WINNING  GAMES
                              INC.

                                   Per:
                              _____________________________
                                                       William H.
                              Johnston

                                   PACCANUS INC.

                                   Per:
                              _____________________________
                                        John Hayter

                                   RACINGO INVESTMENTS LTD.


                                                             Per:
                         _____________________________
                                        John Hayter

                                   RACINGO INVESTMENTS LTD.


                                                             Per:
                         _____________________________
                                        Stewart Garner

                                   RACINGO INVESTMENTS LTD.


                                                             Per:
                         _____________________________
                                        William H. Johnston